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                                                                  Exhibit 10.9
                                                                  EXECUTION COPY


                               AMENDMENT NO. 1 TO
                      EQUITY REGISTRATION RIGHTS AGREEMENT

                  This AMENDMENT NO. 1 TO THE EQUITY REGISTRATION RIGHTS AGREEMENT, dated as of October 1, 2001 (this "AMENDMENT"), is made between METROMEDIA FIBER NETWORK, INC., a Delaware corporation (the "COMPANY"), and VERIZON INVESTMENTS INC., a Delaware corporation formerly known as Bell Atlantic Investments, Inc. (the "PURCHASER"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Equity Registration Rights Agreement (as defined below).

                                    RECITALS:

                  WHEREAS, as of October 7, 1999, the Company and the Purchaser entered into that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), pursuant to which, among other things, the Company issued and sold to the Purchaser shares of Class A common stock of the Company, par value $0.01 per share ("CLASS A COMMON STOCK");

                  WHEREAS, in connection with the issuance and sale of the Class A Common Stock, the Company and the Purchaser entered into that certain Equity Registration Rights Agreement, dated as of March 6, 2000 (the "EQUITY REGISTRATION RIGHTS AGREEMENT"); and

                  WHEREAS, the Company and the Purchaser desire by this Amendment to amend certain provisions of the Equity Registration Rights Agreement.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  SECTION 1. Amendments to the Equity Registration Rights Agreement.

                  (a) SECTION 1 of the Equity Registration Rights Agreement is hereby amended by adding thereto the following new definitions in the appropriate alphabetical location:

                           "PUBLIC RESALE" means a transfer of Registrable
                  Securities pursuant to (A) a bona fide secondary offering registered under the Securities Act effectuated through the exercise by the Purchaser or its permitted transferee of its registration rights as contemplated by Section 2, 3 or 4 of this Agreement or (B) a purchase agreement with a placement agent or group of placement agents that contemplates the immediate resale of securities by such placement agent pursuant to the resale exemption provided by Rule 144A solely to QIBs and other permitted purchasers under Rule 144A or in a transfer permitted by Regulation S, or (C) bona fide "brokers transactions" as permitted by or as otherwise permitted by the exemption from registration of the resale of the shares of Class A Common Stock provided by Rule 144.

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                           "QIB" means a "qualified institutional buyer" as
defined in Rule 144A.

                           "REGULATION S" means Regulation S promulgated under
the Securities Act.

                           "RULE 144A" means Rule 144A promulgated under the
Securities Act.

         (b) SECTION 1 of the Equity Registration Rights Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

                  "HOLDER" shall mean the Purchaser and any transferee of the Purchaser to whom Registrable Securities have been transferred, other than a transferee to whom such Registrable Securities have been transferred pursuant to a Public Resale and who continues to be entitled to the rights of a Holder hereunder.

                  "NOTES REGISTRATION RIGHTS AGREEMENT" shall mean that certain Notes Registration Rights Agreement, dated as of March 6, 2000, as amended by Amendment No. 1 to Registration Rights Agreement, dated as of October 1, 2001, by and among the Company and the Purchaser, as such agreement may be further amended, modified or supplemented from time to time.

                  "STOCKHOLDERS' AGREEMENT" shall mean the Amended and Restated Stockholders' Agreement, dated as of October 1, 2001, by and among the Company, the Purchaser and the stockholders of the Company listed on
         Schedule I thereto, as such agreement may be amended, modified or supplemented from time to time.

         (c) The second sentence of Section 2(a) of the Equity Registration Rights Agreement shall be amended by inserting the following clause after "as expeditiously as possible," and before "file with the SEC": "but in any event no later than thirty (30) days (excluding any days which occur during a permitted Blackout Period under Section 5 below) after receipt of a written request for a Demand Registration,".

         (d) The proviso contained in the second sentence of Section 2(a) of the Equity Registration Rights Agreement is hereby amended by replacing "$100,000,000" with "$10,000,000."

         (e) Section 4 of the Equity Registration Rights Agreement shall be renamed Section 4(a) and is hereby amended and restated in its entirety as follows:

                           "4. (a) In the event that (i) the Purchaser desires
                  to resell any of the Registrable Securities held by it (subject to the value threshold set forth in the proviso of Section 2(a) above) or (ii) the Purchaser or one of its Affiliates issues Securities (the "DERIVATIVE SECURITIES") that by their terms are convertible into or exchangeable for Registrable Securities and


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                  which will be issued in reliance on Regulation S and/or Rule
                  144A under the Securities Act, upon the written request of the Purchaser, as promptly as practicable, but in any event no later than 30 days after receipt of such request, Company shall file with the SEC and thereafter use its reasonable best efforts to cause to be declared effective as promptly as practicable, but no later than 90 days after receipt of such request, a registration statement (a "SHELF REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to such Registrable Securities or to the conversion or exchange of the Derivative Securities, as the case may be, from time to time in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereafter, a "SHELF REGISTRATION"). Company shall use its reasonable best efforts to keep any Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered to holders of the Registrable Securities or the Derivative Securities, as the case may be, for a period of time until such time as all the Registrable Securities have been resold or all the Derivative Securities have been converted or exchanged, as the case may be, pursuant thereto."

         (f) A new Section 4(b) of the Equity Registration Rights Agreement shall be added to read as follows:

                           "(b) If (i) any Shelf Registration Statement has not
                  been declared effective by the SEC on or prior to the date on which such Shelf Registration Statement is required to be declared effective pursuant to Section 4(a), or (ii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective at any time within the time period required for effectiveness in Section 4(a) above without being succeeded immediately by a post-effective amendment to the Shelf Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) and (ii), a "REGISTRATION DEFAULT"), the Company shall pay liquidated damages ("LIQUIDATED DAMAGES") to the Purchaser in an amount equal to $0.01 per share of Registrable Securities or Derivative Securities to be covered by such Shelf Registration Statement, as the case may be, for each week or portion thereof during which any Registration Default continues (other than with respect to any period during which the Purchaser is required to discontinue the disposition of Registrable Securities pursuant to Section 5 hereof). The amount of such Liquidated Damages shall increase on each 90-day anniversary of the day the first Registration Default occurred by an additional $0.01 per share of Registrable Securities or Derivative Securities to be covered by such Shelf Registration Statement, as the case may be, for each week or portion thereof during which any Registration Default continues until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $0.05 per week or portion thereof per share of Registrable Securities or Derivative Securities to be covered by such Shelf Registration Statement,


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                  as the case may be. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check on the last day of each four week period to an account previously designated in writing to the Company by the Purchaser. Following the cure of all Registration Defaults relating to any particular Registrable Security or Derivative Security, as the case may be, the accrual of Liquidated Damages with respect to such Registrable Security or Derivative Security, as the case may be, will cease.

                           All obligations of the Company set forth in the
                  preceding paragraph that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations have been paid in full."

         (g) Section 6(n) of the Equity Registration Rights Agreement is hereby amended by replacing "$100,000,000" with "$10,000,000."

         (h) Sections 6(a) through 6(n) of the Equity Registration Rights Agreement are hereby amended by replacing "the Shelf Registration," in each instance in which such clause appears, with "any Shelf Registration," and by replacing "the Shelf Registration Statement," in each instance in which such clause appears, with "any Shelf Registration Statement."

         (i) Section 9 of the Equity Registration Rights Agreement shall be renamed Section 9(a), and a new Section 9(b) shall be added to read as follows:

                           "(b) The Company agrees (1) not to effect any public
                  or private offer, sale or distribution of any of its equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital stock or substantially all the assets of any other Person or in connection with any employee stock option or other benefit plan), during the 10-day period prior to, and during the 90-day period beginning with, the effectiveness of any Registration Statement to the extent timely notified in writing by a Holder of Registrable Securities or the managing underwriters in an underwritten offering (except as part of such underwritten offering if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Registration Statement forms) and (2) during the aforementioned period to use reasonable best efforts to cause each Holder of each of its privately placed equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends purchased from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities

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                  during such period, including a sale pursuant to Rule 144
                  under the Securities Act (except as part of such registration, if permitted)."

         (j) The last sentence of the provision that is hereby renamed Section 9(a) of the Equity Registration Rights Agreement is hereby amended by inserting "and if the Company and its directors, officers and other significant stockholders enter into similar agreements" at the end of such sentence.

         (k) Section 13(d) of the Equity Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  "(d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto including any person to whom Registrable Securities are transferred, other than a transferee to whom any such Registrable Securities have been transferred pursuant to a Public Resale."

                  SECTION 2. Miscellaneous

         (a) This Amendment shall become effective upon its execution and delivery by the Company and the Purchaser.

         (b) On and after the date hereof each reference in the Equity Registration Rights Agreement to "this Agreement," "herein" or words of like import shall mean and be a reference to the Equity Registration Rights Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Equity Registration Rights Agreement. A reference to the Equity Registration Rights Agreement in any such instrument or document shall be deemed to be a reference to the Equity Registration Rights Agreement as amended hereby. Except as expressly amended hereby, in all other respects the Equity Registration Rights Agreement shall remain in full force and effect.

         (c) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 13(c) of the Equity Registration Rights Agreement. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

                        [SIGNATURES APPEAR ON NEXT PAGE]

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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                              METROMEDIA FIBER NETWORK, INC.


                                              By: /s/ Nick Tanzi
                                                 ----------------------------
                                                 Name:  Nick Tanzi
                                                 Title: President & CEO



                                              VERIZON INVESTMENTS INC.


                                              By: /s/ Phil Seskin
                                                 -----------------------------
                                                 Name:  Phil Seskin
                                                 Title: Senior Vice-President